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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  March 21, 2006


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

On March 21, 2006, Nexen Inc. announced that drilling and logging operations on the sidetrack well at the Knotty Head discovery on Green Canyon 512 had concluded. The sidetrack encountered all reservoirs seen in the discovery well and approximately 400 feet of net oil pay were logged. Based on results from the first exploration well, Nexen Inc.'s resource estimate for the field is 200 to 500 million barrels of oil equivalent. Nexen believes the majority of the resources are located on its leasehold. Nexen Inc. is the operator of the block with a 25% working interest. Other owners, each with a 25% interest, include Anadarko Petroleum Corporation, BHP Billiton and Chevron.

On March 21, 2006, Nexen Inc. issued the press release attached as Exhibit 99.1 hereto.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

The following Exhibit is filed as part of this report:

         99.1     Press Release of Nexen Inc. dated March 21, 2006



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 22, 2006

                                              NEXEN INC.


                                              By: /s/ Rick Beingessner
                                                 ----------------------------
                                                 Name:    Rick Beingessner
                                                 Title:   Assistant Secretary



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                                  EXHIBIT INDEX



         EXHIBIT            DESCRIPTION
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         99.1               Press Release of Nexen Inc. dated March 21, 2006